Visa Inc. Fiscal Second Quarter 2017 Financial Results April 20, 2017 EXHIBIT 99.2

Fiscal Second Quarter 2017 Financial Results2 This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2017. Forward-looking statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will," "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to: • increased oversight and regulation of the global payments industry and our business; • impact of government-imposed restrictions on payment systems; • outcome of tax and litigation matters; • increasingly intense competition in the payments industry, including competition for our clients and merchants; • proliferation and continuous evolution of new technologies and business models; • our ability to maintain relationships with our clients, merchants and other third parties; • brand or reputational damage; • management changes; • impact of global economic, political, market and social events or conditions; • exposure to loss or illiquidity due to settlement guarantees; • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union; • cyber security attacks, breaches or failure of our networks; • failure to maintain interoperability with Visa Europe’s systems; • our ability to successfully integrate and manage our acquisitions and other strategic investments; and • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2016, and our subsequent reports on Forms 10-Q and 8-K. Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise. Forward-Looking Statements

Fiscal Second Quarter 2017 Financial Results3 Strong Fiscal Second Quarter Results Adjusted net income of $2.1 billion or $0.86 per share excluding special items related to the legal entity reorganization of Visa Europe Returned approximately $2.1 billion of capital to shareholders in the form of share repurchases and dividends GAAP net income of $430 million or $0.18 per share including special items related to the legal entity reorganization of Visa Europe Net operating revenue of $4.5 billion, an increase of 23%, driven by inclusion of Europe and continued growth in payments volume, cross-border volume and processed transactions

Fiscal Second Quarter 2017 Financial Results4 Quarter ended December – Excludes Europe Co-badge Payments Volume* Payments Volume US$ in billions, nominal, except percentages INTL 591 INTL 999 INTL 470 INTL 596 INTL 121 INTL 402 U.S. 714 U.S. 804 U.S. 357 U.S. 430 U.S. 357 U.S. 374 1,306 1,802 828 1,026 478 776 INTL = International Total Visa Inc. Credit Debit YOY Change (constant) 39% 25% 63% YOY Change (nominal) 24% 62%38% Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. 2015 2016 * As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge volume is no longer included in reported volume.

Fiscal Second Quarter 2017 Financial Results5 Quarter ended March – Excludes Europe Co-badge Payments Volume* Payments Volume US$ in billions, nominal, except percentages YOY Change (constant) 37% 25% 58% YOY Change (nominal) 25% 60%38% Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance. INTL 420 INTL 457 INTL 109 INTL 127 U.S. 575 U.S. 631 U.S. 277 U.S. 313 U.S. 298 U.S. 319 INTL 558 INTL 955 INTL 445 INTL 571 INTL 113 INTL 384 U.S. 694 U.S. 775 U.S. 334 U.S. 404 U.S. 359 U.S. 371 1,252 1,730 780 974 473 755 INTL = International Total Visa Inc. Credit Debit 2016 2017 * As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge volume is no longer included in reported volume.

Transactions

in millions, except percentages

Quarter ended March - Excludes Europe Co-badge from Total Transactions*



2016
2017
28,205
37% Credit
63% Debit
39,027
34% Credit
66% Debit
18,475
26,256
Total Transactions
Processed Transactions

YOY Change **38%** **42%**

* As a result of EU regulation changes, effective with the quarter ended December 31, 2016, Europe co-badge transactions are no longer included in total transactions.

Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink, V PAY and PLUS cards processed on Visa's networks.

6 Fiscal Second Quarter 2017 Financial Results

VISA

Fiscal Second Quarter 2017 Financial Results7 Quarter ended December Total Cards in millions, except percentages 2,472 885 1,587 3,144 1,063 2,081 Visa Inc. Credit Debit Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. YOY Change 20% 31%27% 2015 2016

Fiscal Second Quarter 2017 Financial Results8 4,415 (789) 3,626 5,508 (1,031) 4,477 Gross Revenues Client Incentives Net Operating Revenues Fiscal 2016 Fiscal 2017 Revenue – Q2 2017 US$ in millions, except percentages YOY Change 30% 23%25% Fiscal 2017 % of Gross Revenues 19% 81% Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal Second Quarter 2017 Financial Results9 Revenue Detail – Q2 2017 US$ in millions, except percentages 1,699 1,473 1,045 198 1,993 1,843 1,469 203 Service Revenues Data Processing Revenues International Transaction Revenues Other Revenues Fiscal 2016 Fiscal 2017 YOY Change 25% 41%17% 3% Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal Second Quarter 2017 Financial Results10 Operating Margin – Q2 2017 US$ in millions, except percentages 3,626 1,192 2,434 4,477 1,669 2,808 1,477 3,000 Operating Expenses Operating Income Fiscal 2016 Reported GAAP 2017 Adjusted non-GAAP 2017 Net Operating Revenue 67% 63% 67% Operating Margin Note: The Company did not have comparable adjustments recorded for the fiscal second quarter 2016. Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. 24% 23%— 0 ppt 23% 15%40% (4) ppt YOY Change (Reported GAAP) YOY Change (Adjusted non-GAAP)

Fiscal Second Quarter 2017 Financial Results11 Operating Expenses – Q2 2017 US$ in millions, except percentages 528 186 126 66 121 164 1 704 193 150 83 131 406 2 214 Depreciation & Amortization General & Administrative Fiscal 2016 Reported GAAP 2017 Adjusted non-GAAP 2017 NM- Not meaningful Note: The Company did not have comparable adjustments recorded for the fiscal second quarter 2016. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented. —30%—— 19% — 4% —— 26% 8% NM NMYOY Change (Reported GAAP) YOY Change (Adjusted non-GAAP) 33% Personnel Marketing Network & Processing Professional Fees Litigation Provision

Fiscal Second Quarter 2017 Financial Results12 Other Financial Results and Highlights • Cash, cash equivalents and available-for-sale investment securities of $10.7 billion at the end of the fiscal second quarter • Adjusted free cash flow of $250 million for the fiscal second quarter • Capital expenditures of $146 million during the fiscal second quarter • Authorized a new $5.0 billion share repurchase program See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal Second Quarter 2017 Financial Results13 Financial Outlook for Fiscal Full-Year 2017 Annual net revenue growth High end of 16% to 18% range on a nominal dollar basis, including 2.0 to 2.5 ppts of negative foreign currency impact Client incentives as a percent of gross revenues Low end of 20.5% to 21.5% range Annual operating margin Mid 60s Effective tax rate Mid 40s on a GAAP basis and approximately 30% on an adjusted, non-GAAP basis Annual diluted class A common stock earnings per share growth High single-digits on a GAAP nominal dollar basis and high end of mid-teens on an adjusted, non-GAAP nominal dollar basis (see note below), both including 2.5 to 3.0 ppts of negative foreign currency impact Note: The financial outlook for fiscal full-year 2017 includes Visa Europe integration expenses of approximately $80 million for the full-year. Differences in our financial outlook for fiscal full-year 2017 GAAP and non-GAAP financial measures relate to the one-time, non-recurring items that are included in the accompanying reconciliation. Annual adjusted diluted class A common stock earnings per share growth is derived from adjusted full-year 2016 earnings per share results of $2.84. Refer to the accompanying financial tables for further details and a reconciliation of the adjusted fiscal full-year 2016 results.

Appendix

Fiscal Second Quarter 2017 Financial Results15 Calculation of Adjusted Free Cash Flow US$ in millions A- Three Months Ended March 31, 2017 Six Months Ended March 31, 2017 Net cash provided by operating activities 396 2,904 Less: Capital expenditures (146) (317) Adjusted Free Cash Flow 250 2,587 Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months ended March 31, 2017, the Company generated adjusted free cash flow of $250 million, and returned $2.1 billion(1) to investors through stock buybacks of $1.7 billion, and dividends paid of $396 million. During the six months ended March 31, 2017, the company generated adjusted free cash flow of $2.6 billion, and returned $4.3 billion(1) to investors through stock buybacks of $3.5 billion, and dividends paid of $795 million. The Company defines adjusted free cash flow as cash provided by operating activities adjusted to reflect capital investments made in the business. Adjusted free cash flow is a non-GAAP performance measure and should not be relied upon as a substitute for measures calculated in accordance with U.S. GAAP. The following table reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free cash flow. (1) Funds returned to investors were greater than adjusted free cash flow funded by liquidity sources available to the Company such as cash on hand and the Company’s investment portfolio.